                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                            FINCO GUARANTEE AGREEMENT

                                   dated as of

                               February 28, 2003,

                                     between

                  TRW AUTOMOTIVE FINANCE (LUXEMBOURG) S.A R.L.

                                       and

                              JPMORGAN CHASE BANK,

                               as Collateral Agent

                                Table of Contents

                                                                            Page
                                                                            ----

ARTICLE I

   SECTION 1.01.  Credit Agreement.............................................3

   SECTION 1.02.  Other Defined Terms..........................................4

ARTICLE II

ARTICLE III
   SECTION 3.01.  Indemnity and Subrogation....................................8

   SECTION 3.02.  Subordination................................................8

ARTICLE IV

   SECTION 4.05.  Collateral Agent's Fees and Expenses;

                                                                               3

                                    FINCO GUARANTEE AGREEMENT dated as of
                           February 28, 2003 (this "Agreement"), between TRW
                           Automotive Finance (Luxembourg) S.A R.L., ("Finco")
                           and JPMORGAN CHASE BANK, a New York banking
                           corporation ("JPMCB"), as Collateral Agent (in such
                           capacity, the "Collateral Agent") for the Secured
                           Parties (as defined below).

                  Reference is made to the Credit Agreement dated as of February
27, 2003 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Holdings, Intermediate Holdings, TRW
Automotive Acquisition Corp., the Foreign Subsidiary Borrowers party thereto, the Lenders party thereto (the "Lenders"), JPMCB, as Administrative Agent and
Collateral Agent, Credit Suisse First Boston, acting through its Cayman Islands
Branch, Lehman Commercial Paper Inc., and Deutsche Bank Securities Inc., as
Co-Syndication Agents, and Bank of America, N.A., as Documentation Agent. The
Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Finco, an affiliate of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

                  SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC
(as defined herein) and not defined in this Agreement have the meanings specified therein. The term "instrument" shall have the meaning specified in
Article 9 of the New York Uniform Commercial Code.

                  (b) The rules of construction specified in Section 1.02 of the
Credit Agreement also apply to this Agreement.

                                                                               4

                  SECTION 1.02.  Other Defined Terms.  As used in this
Agreement, the following terms have the meanings specified below:

                  "Guaranteed Obligations" means all Obligations other than
Obligations of the Polish Borrowers.

                  "Loan Document Obligations" means (a) the due and punctual payment by each Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by such Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral, (iii) each payment required to be made by such Borrower in respect of any Ancillary Credit Extension, when and as due, including the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on any loans thereunder, overdrafts, reimbursement of guarantees and obligations to provide cash collateral, and (iv)
all other monetary obligations of such Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

                  "Obligations" means (a) Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party under

                                                                               5

each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date
or (ii) is entered into after the Closing Date with any counterparty that is a
Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into and (c) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to a Lender or an Affiliate of a Lender and arising from treasury, depositary and cash management services in connection with any automated clearinghouse transfers of funds.

                  "Polish Borrowers" shall mean TRW Polska Sp. z.o.o., TRW
Braking Systems Polska Sp. z.o.o., TRW Safety Systems Poland Sp. z.o.o. and TRW
Steering Systems Poland Sp. z.o.o.

                  "Secured Parties" means (a) the Lenders (and any Affiliate of a Lender to which any obligation referred to in clause (c) of the definition of the term "Obligations" is owed), (b) the Administrative Agent, (c) each
Ancillary Lender, (d) each Issuing Bank, (e) each counterparty to any Swap
Agreement entered into with a Loan Party the obligations under which constitute
Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and assigns of each of the foregoing.

                                   ARTICLE II

                                    Guarantee
                                    ---------

                  SECTION 2.01. Guarantee. Finco unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations. Finco further agrees that the
Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation.
Finco waives presentment to, demand of payment from and protest to any Borrower or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

                  SECTION 2.02. Guarantee of Payment. Finco further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the
Collateral Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to

                                                                               6

any balance of any deposit account or credit on the books of the Collateral
Agent or any other Secured Party in favor of any Borrower or any other person.

                  SECTION 2.03. No Limitations, Etc. (a) Except for termination of its obligations hereunder as expressly provided for in Section 4.15 and as expressly provided in the last sentence of this paragraph (a), the obligations of Finco hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of
Finco hereunder shall not be discharged or impaired or otherwise affected by:
(i) the failure of the Administrative Agent, the Collateral Agent or any other
Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescision, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement; (iii) the failure to perfect any security interest in, or the release of, any security held by the Collateral Agent or any other Secured Party for the Guaranteed
Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Guaranteed Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity
(other than the indefeasible payment in full in cash of all the Guaranteed
Obligations). Finco expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the
Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder. Notwithstanding anything to the contrary in this Agreement, the obligations of Finco, on any date, under this Agreement shall not exceed the greatest of:

                  (i) the principal amount of the Finco Loan and any accrued and unpaid interest thereon as of such date;

                                                                               7

                  (ii) the aggregate principal amount of all Foreign Acquiror
         Loans and any accrued and unpaid interest thereon as of such date; and

                  (iii) 95% of the net assets of Finco at the date of (A) this
         Agreement and (B) the enforcement of this Agreement, whichever is the greater.

                  (b) To the fullest extent permitted by applicable law, Finco waives any defense based on or arising out of any defense of any Borrower or any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. The Collateral Agent and the
other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any
Borrower or any other Loan Party or exercise any other right or remedy available to them against any Borrower or any other Loan Party, without affecting or impairing in any way the liability of Finco hereunder except to the extent the
Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, Finco waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of Finco against any Borrower or any other
Loan Party, as the case may be, or any security.

                  SECTION 2.04.  Reinstatement.  Finco agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other
Secured Party upon the bankruptcy or reorganization of any Borrower, any other
Loan Party or otherwise.

                  SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against Finco by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any
Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration,

                                                                               8

after notice of prepayment or otherwise, Finco hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed
Obligation. Upon payment by Finco of any sums to the Collateral Agent as provided above, all rights of Finco against such Borrower, or other Loan Party or any other Guarantor arising as a result thereof by way of right of subrogation, reimbursement, indemnity or otherwise shall in all respects be subject to Article III hereof.

                  SECTION 2.06. Information. Finco assumes all responsibility for being and keeping itself informed of the financial condition and assets of each Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that Finco assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise Finco of information known to it or any of them regarding such circumstances or risks.

                                   ARTICLE III

                            Indemnity and Subrogation
                            -------------------------

                  SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as Finco may have under applicable law
(but subject to Section 3.02), each Borrower agrees that in the event a payment shall be made by Finco under this Agreement in respect of any Guaranteed
Obligation of such Borrower, such Borrower shall indemnify Finco for the full amount of such payment and Finco shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

                  SECTION 3.02. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of Finco under Section 3.01 and all other rights of indemnity, or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the
Guaranteed Obligations. No failure on the part of any Borrower or Finco to make the payments required by Section 3.01 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of Finco with respect to its obligations hereunder, and Finco shall remain liable for the full amount of its obligations hereunder.

                                                                               9

                  (b) Finco hereby agrees that all Indebtedness (other than the
Finco Loan) and other monetary obligations owed by it to any other Loan Party or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations.

                                   ARTICLE IV

                                  Miscellaneous
                                  -------------

                  SECTION 4.01. Notices. All communications and notices
hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to Finco shall be given to it in care of the U.S. Borrower, with such notice to be given as provided in Section 9.01 of the Credit Agreement.

                  SECTION 4.02. Survival of Agreement. All covenants,
agreements, representations and warranties made by Finco in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any
Lender or on its behalf and notwithstanding that the Administrative Agent, the
Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any
Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

                  SECTION 4.03. Binding Effect; Several Agreement. This
Agreement shall become effective when a counterpart hereof executed on behalf of
Finco shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon Finco and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of
Finco, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein
(and any

                                                                              10

such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.

                  SECTION 4.04. Successors and Assigns. Whenever in this
Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Finco or the Collateral
Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

                  SECTION 4.05. Collateral Agent's Fees and Expenses;
Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in
Section 9.05 of the Credit Agreement.

                  (b) Without limitation of its indemnification obligations
under the other Loan Documents, Finco agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement)
against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution, delivery or performance of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and other transactions contemplated hereby,
(ii) the use of proceeds of the Loans or the use of any Letter of Credit or
(iii) any claim, litigation, investigation or proceeding relating to any of the foregoing whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations secured hereby and by the other Security
Documents. The provisions of this Section 4.05 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation

                                                                              11

of the transactions contemplated hereby, the repayment of any of the Guaranteed
Obligations, the invalidity or unenforceability of any term or provision of this
Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this
Section 4.05 shall be payable on written demand therefor.

                  SECTION 4.06. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 4.07. Waivers; Amendment. (a) No failure or delay by the Applicable Agent, the Collateral Agent, any Issuing Bank or any Lender in
exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, the Collateral Agent, any Issuing Bank
and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.07, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative
Agent, the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties
with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit
Agreement.

                                                                              12

                  SECTION 4.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE
TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING
OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS.
EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY
OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD
NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)
ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER
INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND
CERTIFICATIONS IN THIS SECTION 4.08.

                  SECTION 4.09. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 4.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 4.03.

                  SECTION 4.11. Headings. Article and Section headings and the
Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 4.12. Jurisdiction; Consent to Service of Process. (a)
Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined

                                                                              13

in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Finco, or its properties, in the courts of any jurisdiction.

                  (b) Each party to this Agreement hereby irrevocably and
unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  SECTION 4.13. Termination or Release. (a) This Agreement and
the guarantees made herein shall terminate when all the Guaranteed Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the Revolving L/C Exposure has been reduced to zero and each Issuing Bank has no further obligations to issue
Letters of Credit under the Credit Agreement.

                  (b) In connection with any termination or release pursuant to paragraph (a) of this Section 4.13, the Collateral Agent shall execute and deliver to Finco at Finco's expense all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 4.13 shall be without recourse to or warranty by the Collateral Agent.

                  SECTION 4.14. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other indebtedness at any time owing, by such Lender or such Issuing Bank to or for the credit or the account of Finco against any of and all the obligations of

                                                                              14

Finco now or hereafter existing under this Agreement owed to such Lender or such
Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 4.14 are in addition to other rights and remedies (including other rights of set-off) that such Lender or such Issuing Bank may have.

                                                                              15

                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

                             TRW AUTOMOTIVE FINANCE (LUXEMBOURG) S.A R.L.,

                                by   /s/ Neil P. Simpkins
                                  --------------------------------
                                  Name:  Neil P. Simpkins
                                  Title: President

                              JPMORGAN CHASE BANK, as
                              Collateral Agent,

                                by   /s/ Marian N. Schulman
                                  --------------------------------
                                  Name:  Marian N. Schulman
                                  Title: Vice President